UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  December 12, 2014
(Date of earliest event reported)

VASOMEDICAL, INC.
(Exact name of registrant as specified in charter)

Delaware	0-18105	11-2871434
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

180 Linden Avenue, Westbury, New York	11590
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(516) 997-4600

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

At a meeting held on December 9, 2014, the Audit Committee of Vasomedical, Inc. (the “Company”) approved the engagement of Marcum LLP (“Marcum”) as its independent registered public accounting firm for the fiscal year ending December 31, 2014, subject to their approval.  Marcum accepted this engagement on December 12, 2014, at which time the Company’s prior independent registered public accounting firm, KPMG LLP (“KPMG”), was dismissed.

On June 30, 2014, KPMG acquired certain assets of Rothstein-Kass, P.A. (d/b/a Rothstein Kass & Company, P.C.) and certain of its affiliates (“Rothstein Kass”), the independent registered public accounting for the Company at that time. As a result of this transaction, Rothstein Kass effectively resigned as the independent registered public accounting firm for the Company. On July 10, 2014, KPMG LLP was appointed as the independent registered public accounting firm for the Company.

As previously reported, the audit reports of Rothstein Kass on the Company’s consolidated financial statements for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

From the date of KPMG’s appointment on July 10, 2014 and through December 12, 2014: (a) there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement; and (b) there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

A letter from KPMG dated December 16, 2014 is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2013 and through the subsequent interim period preceding Marcum’s engagement, the Company did not consult with Marcum on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and Marcum did not provide either a written report or oral advise to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d)            Exhibits.

Exhibit No.                      Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated December 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2014	VASOMEDICAL, INC. By: /s/ Jun Ma Jun Ma President and Chief Executive Officer